SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Waddell & Reed Funds, Inc.

The following information supersedes any contrary information contained in the Statement of Additional Information about fees for shareholder servicing of the respective classes of Fund shares:

     Under the Shareholder Servicing Agreement, with respect to Class B shares, each Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class C and Class Y shares, each Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% the average daily net assets of each class for the preceding month.




To be attached to the cover page of the Statement of Additional Information of Waddell & Reed Funds, Inc.

This supplement is dated November 16, 1999.